                                                              FILE NO. 333-13649
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                     (TO PROSPECTUS DATED JANUARY 6, 1997)
                (TO PROSPECTUS SUPPLEMENT DATED JANUARY 6, 1997)

                                     PROSPECTUS NUMBER: 1505
                                     DATED: MAY 7, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                Fixed


INDEX MATURITY:           N/A


TRADE DATE:               May 7, 1997


SETTLEMENT DATE:          May 12, 1997


MATURITY DATE:            May 12, 1999


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   N/A


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     N/A


INTEREST PAYMENT DATES:   May 15th, November 15th and Maturity, subject to Following Business
                          Day Convention.


INITIAL INTEREST RATE:    6.56000%




